05 | 03 | 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com/fundinfo.  You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com. The Fund's Statutory Prospectus and Statement of Additional Information, both dated May 1, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Global Innovators Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Innovators Fund:

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None(1)	None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.75%		0.75%
Distribution (12b-1) Fees:		None		None
Other Expenses:		0.60%		0.63%
Shareholder Servicing Plan Fees	0.20%		None
All Other Expenses	0.40%		0.63%
Total Annual Fund Operating Expenses:		1.35%		1.38%
Fee Waiver/Expense Reimbursement (2)		-0.11%		- 0.39%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.24%		0.99%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)
The Advisor has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short position and extraordinary expenses) in order to limit the Total Annual Operating Expenses for Institutional Shares and for Investor Class to 0.99% and 1.24% respectively through June 30, 2018.  To the extent that the Advisor absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of waiver.  The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example
This example is intended to help you compare the cost of investing in the Global Innovators Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$126	$400	$715	$1,607
Institutional Class	$101	$337	$661	$1,578

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.25% of the average value of its portfolio.

Principal Investment Strategies
The Global Innovators Fund invests in equity securities of companies that the Advisor believes are positioned for growth due to advances in technology, communications, globalism or innovative management.  The Fund invests in companies that the Adviser believes can create value through original thinking. The Fund will consider all companies in the world’s developed stock markets, such as the United States, the United Kingdom, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and other stock markets in the European Union.  The Fund also may consider investments in emerging stock markets, such as in China, Korea, Taiwan, Malaysia, Thailand, South Africa and Mexico. The Fund considers “emerging stock markets” to be stock markets in countries considered   to be emerging market countries by any of the World Bank, the International Monetary Fund or any widely-recognized index of emerging market securities (e.g., Dow Jones, FTSE, S&P, MSCI).  The Advisor will invest the Fund’s assets in a company’s securities without regard to the issuer’s market capitalization.  The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities.  For this purpose, “global securities” means securities issued by companies with significant business activities outside the U.S.  Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in companies, wherever located, that the Advisor believes are positioned to benefit from innovations in technology, communication, globalism or management strategies.

Principal Risks
Your investment in the Fund is subject to the risks common to all mutual funds that invest in equity securities, and there can be no assurance that the Fund will achieve its investment objective.  Risks associated with investments in the Fund can increase during times of market volatility.  Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets.    You may lose money by investing in this Fund. The principal risks are:

Market Risk. The stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase.  Market risk applies to individual securities, a particular sector or the entire economy.

Equity Securities Risk.  The market value of an equity security may fluctuate, sometimes rapidly and unpredictably.  A variety of factors can negatively impact the value of common stocks, including  a company’s financial condition, as well as economic factors such as interest rates and inflation rates and non-economic factors such as political events.

Foreign Securities Risk.  Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, differences in accounting audit or reporting standards, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Emerging Markets Risk. All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Industry Risks.  The technology, internet and communications industries or sectors are extremely competitive and subject to rapid rates of change.  The competitive nature of these industries or sectors and rapid rate of change places a challenge on the management of these companies to be successful. The Fund may have more investments in these areas than other equity funds that do not focus on companies implementing innovation.

Market Capitalization Risk. The Fund invests without regard to capitalization, and will invest in small-capitalization or mid-capitalization companies, which are generally more risky than investments in larger companies; the securities of small- and mid-cap companies may be subject to greater volatility and may have lower liquidity.

Management Risk.  There is a risk that the investment strategy does not achieve the Fund’s objective, or that the portfolio manager’s judgment as to the growth, income or dividend potential or value of a security proves to be wrong, or that the Advisor does not implement the strategy properly.

Diversification Risk.  The Fund is non-diversified.  It may hold larger positions in a relatively small number of stocks.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Global Innovators Fund by showing how the performance of the Fund’s Investor Class shares has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website: www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 21.12% (for the quarter ended June 30, 2009).  The worst performance was -22.86% (for the quarter ended December 31, 2008).

Average Annual Total Returns as of 12/31/16	One Year	Five Years	Ten Years
Global Innovators Fund:
Investor Class Return Before Taxes	9.51%	15.80%	8.14%
Investor Class Return After Taxes on Distributions(1)	9.27%	15.37%	7.86%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.58%	12.74%	6.61%
Institutional Class Return Before Taxes*	9.81%	15.86%	8.17%
MSCI World Index	8.18%	11.08%	4.46%
Nasdaq Composite Index	8.97%	17.19%	9.60%
S&P 500 Index	11.93%	14.62%	6.93%

*
The Fund’s Institutional Class shares were issued on December 31, 2015.  Performance information shown for the Institutional Class prior to December 31, 2015, is based on the performance of the Investor Class.

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Managers
Matthew Page, CFA, Portfolio Manager, has been a portfolio manager of the Fund since May 2010.  Dr. Ian Mortimer, CFA, Portfolio Manager, has been a portfolio manager of the Fund since May 2011.  Messrs. Page and Mortimer are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares
The Fund operates in a multiple class structure.  A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, and having common rights and privileges.  Each class in a multiple class fund has its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.  Performance among share classes may also differ.  Financial intermediaries who receive compensation for selling Fund shares may receive a different amount of compensation for selling different classes of shares. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1‑800‑915‑6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.  The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

The Fund offers two classes of shares – Institutional Class shares and Investor Class shares. Shares of both classes are available for purchase at NAV without an initial sales charge.  Investor Class shares charge a shareholder servicing fee of 0.25% per annum of average daily net assets. Institutional Class shares do not charge a shareholder servicing fee.

Type of Account	Minimum Initial Investments	Subsequent Investments
Institutional Class
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$100,000	$5,000
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$100,000	$5,000
Retirement	$100,000	$5,000
Gift (UGMA/UTMA)	$100,000	$5,000
Investor Class
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

Shareholders of the Global Innovators Fund at the time of the inception of the Institutional Class shares are permitted to purchase Investor Class shares without regard to account or investment minimums.

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable.  For additional information please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.